UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 19, 2006

Date of Report (Date of earliest event reported)

RADVIEW SOFTWARE LTD.

(Exact name of registrant as specified in its charter)

Israel	0-31151	Not applicable
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

14 Hamelacha St., Park Afek, Rosh Haayin, 48091, Israel

(Address of principal executive offices)

(972) 3 915-7060

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01            Other Events

On September 19, 2006, RadView Software Ltd. issued a press release announcing that, effective immediately, it will file reports and make other filings under  the  Securities Exchange Act of 1934 and the Securities Act of 1933 in accordance with   the requirements of the Securities and Exchange Commission applicable to a “foreign private issuer”, as defined in Rule 405 under the Securities Act of 1933, as amended. A copy of the press release is attached as Exhibit 99.1.

Item 9.01            Financial Statements and Exhibits

The following exhibits are being filed herewith:

99.1                           Press Release of RadView Software Ltd. issued on September 19, 2006 announcing the intention to follow foreign private issuer rules.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADVIEW SOFTWARE LTD.

Date: September 19, 2006	/s/ LIMOR STOLLER
Limor Stoller
Vice President of Finance